UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 Amendment No. 1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

        DATE OF REPORT (Date of earliest event reported): August 15, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           INDIANA                     0-31951                 35-1594017
(State or other jurisdiction     (Commission File No.)       (IRS Employer
      of incorporation)                                    Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

This Form 8-K/A amends and restates the Monroe Bancorp Form 8-K filed with the Securities and Exchange Commissions (the "Commission") on August 16, 2002 in order to include the signature page.










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

Items 1-4.                 Not Applicable

Item 5.                    Not Applicable

Item 6.                    Not Applicable.

Item 7.           Financial Statements and Exhibits.

                           (a) Not applicable.

                           (b) Not applicable.

                           (c) Not applicable.

Item 8.                    Not Applicable.

Item 9.                    (99) Quarterly Financial Statement






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

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 16, 2002.

                                            MONROE BANCORP



                                            /s/ Gordon M. Dyott
                                            ----------------------------------
                                            Gordon M. Dyott
                                            Executive Vice President
                                            Chief Financial Officer




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

                                 EXHIBIT INDEX


(99)    Quarterly Financial Statement

















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